                                                                    EXHIBIT 10.7


[LOGO] FLEET                                           Fleet Bank
                                                       208 Harristown Road
                                                       Glen Rock, NJ 07452
                                                       201-251-5367
                                                       Fax 201-251-5388


                                                            As of June 30, 1997

Triarco Industries, Inc.
400 Hamburg Turnpike
Wayne, New Jersey 07470


Gentlemen:

We are pleased to advise you that Fleet Bank, N.A. (the "Bank") holds available for the use of Triarco Industries, Inc. ("Triarco") and Leica Sordik, Inc. ("Leica"; Triarco and Leica may be collectively referred to as the "Companies"), on a joint and several basis, a line of credit in the amount of $5,000,000 upon the following terms and conditions:

        1. Facilities. (a) The line of credit (the "Line") shall include the
           ----------
following facilities: short-term loans for working capital purposes ("Loans"), documentary letters of credit for the importation of merchandise inventory ("Letters of Credit") and standby letters of credit ("SBLC's") (Loans, Letters of Credit and SBLC's are at times individually referred to as a "Credit" and collectively as the "Credits"), provided, that, the aggregate principal amount of Credits at any time outstanding shall not exceed $5,000,000.

        (b) Credits shall be extended upon either Company's prior written notice to the Bank (duly executed by an authorized officer of such Company) such notice to be in a form satisfactory to the Bank which may be accomplished by facsimile transmission.

        2. Credit Period. The Line shall be available for the period commencing
           -------------
with the date of the Company's acceptance and satisfaction of the terms hereof and ending June 30, 1998 (the "Credit Period"). All Loans shall mature on the last day of the Credit Period. All Letters of Credit shall expire no later than 90 days after the last day of the Credit Period. All SBLC's shall expire no later than 180 days after the last day of the Credit Period.

        3. Clean-Up Requirement. Notwithstanding the foregoing, during a single
           --------------------
period comprised of any 30 consecutive days during the Credit Period there shall be no Loans outstanding under the Line.


        4. Interest and Fees.
           -----------------

           (a) Loans shall bear interest at a per annum rate selected by either Company pursuant to the notice requirements set forth in the attached promissory note equal to either (i) a fluctuating rate per annum equal to the Prime Rate, or (ii) a fixed rate equal to 1 1/4% in excess of LIBOR (for interest periods selected as set forth in the attached promissory note), as Prime Rate and LIBOR are defined in the attached promissory note. Interest shall be computed on the basis of a 360-day year for actual days elapsed and shall be payable as set forth in the attached promissory note. Interest, together with any other amounts owing by the Company to the Bank, may be charged to any deposit account maintained by either Company with the Bank.

           (b) Letters of Credit shall be issued at the Bank's standard fees and charges in effect from time to time therefor. No Letter of Credit shall expire more than 90 days from issuance. All shipping documents for Letters of Credit must be consigned to the Bank.

           (c) The Companies shall pay to the Bank upon the issuance of each SBLC a fee agreed to between the Company and the Bank prior to issuance of such SBLC, together with the Bank's other standard fees and charges in effect from time to time therefor. No SBLC shall expire more than 180 days from issuance.

           5.  Guarantees. All obligations of the Companies owing to the Bank
               -----------
shall be unconditionally guaranteed by the following guarantors (collectively, the "Guarantors") pursuant to the Bank's standard form of guarantee (collectively, the "Guarantees"): Body Mechanics, Inc., Rohde Holdings, Inc. and each other entity that controls, is controlled by, or is under common control with either or both Companies.

       6.  Collateral. All obligations of the Companies to the Bank shall be
           ----------
secured by a first-priority perfected security interest in all present and future personal property and fixtures of the Company as more fully described in one or more security agreements executed by the Company in favor of the Bank. All obligations of either or both Companies to the Bank shall be cross-collateralized.

        7. Other Conditions; Financial Covenants.
           -------------------------------------

        In addition to the foregoing, at all times during the Credit Period and as long as any Credit remains outstanding, each Company, and each Guarantor, shall:

        (a) furnish to the Bank:

                (i) within 120 days of the close of each Company's fiscal year, the consolidated and consolidating balance sheet, statements of income and retained earnings and cash flows of the Company and its subsidiaries, and, to the extent not furnished therewith, like consolidated statements of each corporate Guarantor and their respective subsidiaries, as of the last day of and for such fiscal year, each such statement to be prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied and certified by a firm of independent certified public accountants satisfactory to the Bank;

                (ii) within 45 days of the close of each fiscal quarter of each Company, the consolidated and consolidating balance sheet, statements of income and retained earnings and cash flows of the Company and its subsidiaries, and, to the extent not furnished therewith, like consolidated and consolidating statements of each corporate Guarantor and their respective subsidiaries, as of the last day of and for such quarter and for the portion of the fiscal year then elapsed, each such statement to be certified by the chief financial or accounting officer of the Company and such Guarantor, as the case may be, in each case as having been prepared in accordance with GAAP consistently applied;

                (iii) quarterly, and not later than the 30th day following the last day of each fiscal quarter, an aging of the accounts receivable of each Company as of the last day of the immediately preceeding quarter;

                (iv) annually, within 15 days of when filed with the Internal Revenue Service, a tax return for Rohde Holdings, Inc.;

                (v) such other statements and reports as shall be reasonably requested by the Bank.

        (b) during the periods indicated, on a consolidated basis, maintain:

                (i) as at the last day of each fiscal year during the Credit Period, minimum Debt Service Coverage of 2.0 to 1.0 ("Debt Service Coverage" shall mean, with respect to any fiscal year, the ratio of (i) net income plus depreciation and other non-cash charges plus interest expense for such fiscal year minus distributions and dividends to stockholders in such fiscal year to (ii) the sum of interest paid in such fiscal year and the current portion of Long Term Debt at such time ("Long Term Debt" means indebtedness for borrowed money which by its terms matures more than 12 months after the date incurred of if maturing sooner, the maturity thereof may be extended at the option of the debtor beyond such 12 month period)).

                (ii) as at the last day if each fiscal quarter, a maximum ratio of total liabilities to Tangible Net Worth of 1.5 to 1.0 ("Tangible Net Worth" shall mean the sum of capital surplus, earned surplus and capital stock minus deferred charges, intangibles, loans and receivables due from officers, affiliates and stockholders and treasury stock).

        (c) except for indebtedness owing to the Bank, not incur or permit to exist any indebtedness for borrowed money;

        (d) except for obligations owing to the Bank, not assume, endorse, be or become liable for or guarantee the obligations of any corporation, partnership, limited liability company, individual or other entity excluding the endorsement of negotiable instruments for deposit or collection in the ordinary course of business;

        (e) except for liens in favor of the Bank, not allow the mortgage or pledge of, or creation of security interest in, any of its assets.

        8. Events of Default. Upon the occurrence of any of the following
           -----------------
events:
           (a) the usual credit factors not remaining favorable with respect to either Company or any Guarantor in the sole determination of the Bank or one or more conditions existing or events occurring which have resulted or may result in a material adverse change in the business, properties or financial condition of either Company or any Guarantor as determined in the sole discretion of the Bank;

           (b) either Company or any Guarantor failing to perform any condition or obligation described in this agreement or in any other agreement, document or instrument executed and delivered pursuant to or in connection with this agreement within the time periods specified;

           (c) either Company or any Guarantor defaulting under any agreement, document or instrument executed and delivered pursuant to or in connection with this agreement (whether executed prior or subsequent to the date hereof) or in connection with any obligation then outstanding with the Bank;

                (d) either Company or any Guarantor defaulting under any agreement, document or instrument with any other person or entity; or

                (e) any Guarantee ceasing to be in full force and effect;

then, in any such event (each an "Event of Default" and collectively the "Events of Default"), any or all of the following actions may be taken: The Bank may in its sole discretion and without presentment, demand, protest or notice to the Company or any Guarantor, all of which are hereby waived, (i) declare all sums outstanding under the Credits and all indebtedness, obligations and liabilities owing in connection therewith due and payable and the same shall forthwith become due and payable without presentment, demand, protest or notice, (ii) curtail or eliminate the Line and/or any or all of the Credits, and (iii) take whatever other action it shall deem appropriate as permitted by applicable law or by any agreement, document or instrument executed and delivered pursuant to or in connection with the Credits.

        9. Documentation; Conditions Precedent. There shall be no extension of
           -----------------------------------
credit hereunder until (i) the Bank shall have received the Company's June 30, 1997 and September 30, 1997 financial statements and the Bank has determined that such statements are in form and substance satisfactory to the Bank, and
(ii) there shall have been executed documentation acceptable to the Bank, including without limitation a promissory note, security agreement, financing statements, Guarantees and Letter of Credit and SBLC applications and agreements.

        10. Joint and Several Obligations. All obligations of the Companies
            -----------------------------
under this Line shall be on a joint and several basis.

        11. Governing Law. This letter agreement and each extension of credit
            -------------
hereunder shall be governed by and construed in accordance with the laws of the State of New Jersey and the Company hereby submits to the jurisdiction of the United States federal courts and the courts of the State of New Jersey located in any county or city as selected by the Bank within the State of New Jersey.

        12. Acceptance. If the foregoing is acceptable, please have the enclosed
            ----------
copy of this letter signed by a duly authorized officer of the Company and by the Guarantor in the spaces provided below and returned to the Bank on or before November 30, 1997.

This letter shall be of no force or effect and shall be unenforceable against the Bank unless signed and returned to the Bank by such date.

Very truly yours,
FLEET BANK, N.A.


                                         By: /s/ John P. Cole
                                             -------------------------
                                         Name:  John P. Cole
                                         Title: Vice President

ACCEPTED AND AGREED
this 24th day of November, 1997

BORROWERS:
---------
TRIARCO INDUSTRIES, INC.

By: /s/ Rodger R. Rohde, Sr.
   --------------------------------
Name:  Rodger R. Rohde, Sr.
Title: President

LEICA SORDIK, INC


By: /s/ Rodger R. Rohde, Sr.
   --------------------------------
Name:  Rodger R. Rohde, Sr.
Title: President

GUARANTORS:
----------
BODY MECHANICS, INC.


By: /s/ Rodger R. Rohde, Sr.
   --------------------------------
Name:  Rodger R. Rohde, Sr.
Title: President


ROHDE HOLDINGS, INC

By: /s/ Rodger R. Rohde, Sr.
   --------------------------------
Name:  Rodger R. Rohde, Sr.
Title: President

[LOGO] Fleet



                                                June 24, 1998




Triarco Industries, Inc.
400 Hamburg Turnpike
Wayne, New Jersey 07470

                Re: Fleet Bank, National Association (the "Bank") Facility to Triarco Industries, Inc. and Leica Sordik, Inc. (individually referred to as a "Company" and collectively as the "Companies")
                ---------------------------------------------------------------

Gentlemen:

Reference is made to (i) a Letter Agreement dated as of June 30, 1997 from the Bank to the Companies (as the same may have been previously amended, the "Letter Agreement;" capitalized terms defined in the Letter Agreement and not otherwise defined herein shall have their respective meanings set forth in the Letter Agreement); (ii) a Promissory Note dated _____________ in the face amount of $5,000,000 made by the Companies in favor of the Bank (the "Note"), and
(iii) certain other documents executed by the Companies pursuant to or in connection with the Line, which, among other things, evidence the other facilities under the Line. All documents, instruments executed pursuant to our in connection with the Letter Agreement are collectively referred to herein as the "Loan Documents."

With respect to the Line, each Company and the Bank covenant and agree as follows:

        1. The Letter agreement is amended as follows:

        (a) Section 2 is amended by replacing the phrase "commencing with the date of the Company's acceptance of the terms hereof and ending June 30, 1998" with the phrase "commencing June 30, 1998 and ending June 30, 1999."

        (b) Section 7(b) is amended to read in its entirety as follows:

                (b) during the periods indicated, on a combined and consolidated basis, maintain:

        (i) as at the last day of each fiscal quarter, a ratio of total liabilities to Effective Net Worth in a proportion not more than (A) 5.0 to 1.0 from the date hereof through and including December 30, 1998 and (B) 1.5 to 1.0 as at December 31, 1998 and at all times thereafter (total liabilities to be determined in accordance with GAAP) ("Effective Net Worth" shall mean the sum of capital surplus, earned surplus, capital stock and Subordinated Debt minus deferred charges, intangibles, treasury stock and amount due from officers, directors, and/or shareholders of either Company or an affiliate of any of the foregoing, all determined in accordance with GAAP and "Subordinated Debt" shall mean indebtedness of either Company owing to any other person or entity that is completely subordinated to all of each Company's obligations to the Bank pursuant to the Bank's standard form of subordination agreement and otherwise on terms reasonably satisfactory to the Bank).

        (ii) as at the last day of each fiscal quarter during the Credit Period, minimum Debt Service Coverage Ratio of 2.0 to 1.0 ("Debt Service Coverage Ratio" shall mean with respect to any period, on a rolling four quarter basis, the ratio of (A) net income after taxes plus depreciation, asset amortization and other non-cash charges plus interest expense minus dividends and distributions to shareholders of the each minus capital expenditures which have not been financed to (B) the current portion of long term debt plus interest expense in such fiscal year ("long term debt" mean indebtedness for borrowed money which by its terms matures more than 12 months after the date incurred or if maturing sooner, the maturity thereof may be extended at the option of the debtor beyond such 12 month period). For purposes of the determination of this ratio, the 1998 Dividends plus the amount of any payments or distributions to the extent of the Companies' accumulated adjustments account as of December 31, 1998, shall be excluded from this calculation.

        (iii) as at the dates set forth below, Effective Net Worth of not less than the amount set forth opposite each date:

        Date                                    Net Worth
        ----                                    ---------
        June 30, 1998                           $4,250,000
        September 30, 1998                      $5,000,000
        December 31, 1998                       $12,750,000
        March 31, 1999                          $13,500,000

                As used in this Section, "1998 Dividends" means the aggregate approximately $15,000,000 dividend payable by the Companies to their shareholders and any other dividend paid by the Companies in 1998 to their shareholders in the form of a promissory note made payable by the applicable Company to its shareholders, but solely to the extent such promissory note constitutes Subordinated Debt.

        2. Enclosed is a renewal promissory note (the "Renewal Note") reflecting the applicable amendments referred to above. The Renewal Note shall be the Note for all purposes of the Letter Agreement. The Renewal Note shall not be deemed to be a new extension of credit, but shall renew and amend and restate in its entirety the existing Note.

        3. All obligations in connection with the Letter Agreement are and shall continue to be (i) secured by the collateral referenced in the Letter Agreement and more fully described in one or more security agreements in favor of the Bank and (ii) guaranteed by the Guarantors referenced in the Letter Agreement pursuant to Guarantees in favor of the Bank.

        4. The Bank reserves the right to require that such other documents as it deems necessary be executed by each Company embodying or implementing the terms hereof. Either Company's failure to so execute, acknowledge and return all such other documents within ten (10) days after receipt by such Company of the Bank's request shall constitute an additional default under the Letter Agreement.

        5. The amendments set forth herein are limited precisely as written and shall not be deemed to be a consent to or a waiver of any other term or condition of the Letter Agreement or any of the other Loan Documents. All Loan Documents remain in full force and effect and are unchanged except for the amendments provided above.

        6. By their execution of this agreement in the space provided below, each of the Guarantors hereby consents to the amendments provided herein and reaffirms their continuing liability under their respective Guarantees, in respect of the Letter Agreement and other Loan Documents as amended hereby, without offset, defense or counterclaim (any such offset, defense or counterclaim as may exist being hereby irrevocably waived by such Guarantors).

        7. This agreement shall not be effective until June 30, 1998 and in any event shall not be binding upon the Bank unless and until it is accepted and agreed to by each Company and the Guarantors by signing below as indicated and returning a copy of this letter to the undersigned on or before June 25, 1998.

                                        Very truly yours,

                                        FLEET BANK, NATIONAL ASSOCIATION

                                        By: /s/ John P. Cole
                                           ---------------------


Accepted and Agreed to this
25th day of June, 1998:
----

COMPANY:
TRIARCO INDUSTRIES, INC.


By: /s/ Rodger R. Rohde, Sr.
   -------------------------
Name:
Title:

LEICA SORDIK, INC.


By: /s/ Rodger R. Rohde, Sr.
   -------------------------
Name:
Title:

GUARANTORS:

BODY MECHANICS, INC.


By: /s/ Rodger R. Rohde, Sr.
   -------------------------
Name:
Title:

ROHDE HOLDINGS, INC.


By: /s/ Rodger R. Rohde, Sr.
   -------------------------
Name:
Title:

                               FLEET BANK, N.A.

                               PROMISSORY NOTE
                               ---------------

$5,000,000.00                                              As of June 30, 1998

                      Office Address: 208 Harristown Road
                                      Glen Rock, New Jersey 07452

        On June 30, 1999 (the "Maturity Date"), for value received, TRIARCO INDUSTRIES, INC. and LEICA SORDIK, INC. (collectively the "Borrower"), promises to pay to the order of FLEET BANK, NATIONAL ASSOCIATION (the "Bank"), on a joint and several basis, at the office of the Bank located at the place first above stated or at such other place as the holder hereof may from time to time appoint in writing, in lawful money of the United States of America in immediately available funds, the principal sum of Five Million and 00/100 ($5,000,000.00) Dollars or such lesser amount as may then be the aggregate unpaid principal balance of all loans made by the Bank to the Borrower hereunder (each a "Loan" and collectively the "Loans") as shown on the schedule attached to and made a part of this Note. The Borrower also promises to pay interest (computed on the basis of a 360 day year for actual days elapsed) at said office in like money on the unpaid principal amount of each Loan from time to time outstanding at a rate per annum, to be elected by the Borrower at the time each Loan is made, equal to either (i) a fluctuating rate equal to the Prime Rate, which rate will change when and as the Prime Rate changes (a Loan bearing interest at this rate is sometimes hereinafter called a "Prime Loan"), or (ii) a fixed rate equal to 1 1/4% per annum plus LIBOR for an Interest Period of 1, 2 or 3 months (a Loan bearing interest at this rate is sometimes hereinafter called a "LIBOR Loan" or a "Fixed Rate Loan"); provided, however, that no Interest Period with respect to a Fixed Rate Loan shall extend beyond the Maturity Date; and provided, further, that if prior to the end of any such Interest Period the Borrower and the Bank fail to agree upon a new Interest Period therefor so as to maintain such Loan as either a LIBOR Loan within the pertinent time set forth in Section 1 hereof, such Fixed Rate Loan shall automatically be converted into a Prime Loan at the end of such Interest Period and shall be maintained as such until a new Fixed Rate and a new Interest Period therefor are agreed upon. Interest on each Loan shall be payable monthly on the first day of each month commencing the first such day to occur after a Loan is made hereunder and, together with principal, on the Maturity Date. Interest on Fixed Rate Loans shall also be payable on the last day of each Interest Period applicable thereto. The Borrower further agrees that after any stated or any accelerated maturity of Loans hereunder, all Loans shall bear interest (computed daily) at, (i) with respect to Fixed Rate Loans, a rate equal to the greater of 4% per annum in excess of the applicable fixed rate and 4% per annum in excess of the rate applicable to Prime Loans, payable on demand, and (ii) with respect to Prime Loans, a rate equal to 4% per annum in excess of the rate applicable to Prime Loans, payable on demand. Furthermore, if the entire amount of any principal and/or interest required to be paid pursuant to this Note is not paid in full within ten (10) days after the same is due, the Borrower shall further pay to the Bank a late fee equal to five percent (5%) of the required payment. In no event shall interest payable hereunder be in excess of the maximum rate of interest permitted under applicable law.

        All payments made in connection with this Note shall be in lawful money of the United States in immediately available funds. The Borrower hereby expressly authorizes the Bank to record on the attached schedule the amount and date of each Loan, the rate of interest thereon, Interest Period thereof and the date and amount of each payment of principal. All such notations shall be presumptive as to the correctness thereof; provided, however, the failure of the Bank to make any such notation shall not limit or otherwise affect the obligations of the Borrower under this Note.

        In consideration of the granting of the Loans evidenced by this Note, the Borrower hereby agrees as follows:

        1. Loan Requests. Requests for LIBOR Loans, and for Interest Periods
           -------------
subsequent to the initial Interest Period applicable thereto, shall be made not less than three Business Days prior to the first day of each Interest Period for each such Loan. Requests for Prime Loans may be made up until 1 p.m. on the date the Loan is to be made. Any request for a Loan may be written or oral, but if oral, written confirmation thereof must be received by the Bank within 3 Business Days thereafter. The Bank shall have no obligation to make any Loan hereunder.

        2. Prepayment. The Borrower may prepay any Prime Loan at any time in
           ----------
whole or in part without premium or penalty. Each such prepayment shall be made together with interest accrued thereon to and including the date of prepayment. Fixed Rate Loans may not be prepaid except as provided under Paragraph 3 of this Note.

        3. Indemnity: Yield Protection. If, at any time (i) the interest rate on
           ---------------------------
any Loan is a Fixed Rate, and (ii) the Bank in its sole discretion should determine that current market conditions can accommodate a prepayment request, Borrower shall have the right at any time and from time to time to prepay the Loan in whole (but not in part), and the Borrower shall pay to the Bank a yield maintenance fee in an amount computed as follows: The current rate for United States Treasury securities (bills on a discounted basis shall be converted to a bond equivalent) with a maturity date closest to the maturity date of the term chosen pursuant to the Fixed Rate Election as to which the prepayment is made, shall be subtracted from the Cost of Funds component of the fixed rate in effect at the time of prepayment. If the result is zero or a negative number, there shall be no yield maintenance fee. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the principal balance being prepaid. The resulting amount shall be divided by 360 and multiplied by the number of days remaining in the term chosen pursuant to the Fixed Rate Election as to which the prepayment is made. Said amount shall be reduced to present value calculated by using the number of days remaining in the designated term and using the above-referenced United States Treasury security rate and the number of days remaining in the term chosen pursuant to the Fixed Rate Election as to which the prepayment is made. The resulting amount shall be the yield maintenance fee due to the Bank upon prepayment of the Fixed Rate Loan. Each reference in this paragraph to "Fixed Rate Election" shall mean the election by the Borrower pursuant to Section 1 of this Promissory Note.

        If by reason of an Event of Default the Bank elects to declare the Loans evidenced by this Promissory Note to be immediately due and payable, then any yield maintenance fee with respect to such Loans shall become due and payable in the same manner as though the Borrower had exercised such right of prepayment.

        For the purpose of this Section 3 the determination by the Bank of such losses and reasonable expenses shall be conclusive if made reasonably and in good faith.

        4. Increased Costs. If the Bank determines that the effect of any
           ---------------
applicable law or government regulation, guideline or order or the interpretation thereof by any governmental authority charged with the administration thereof (such as, for example, a change in official reserve requirements which the Bank is required to maintain in respect of loans or deposits or other funds procured for funding such loans) is to increase the cost to the Bank of making or continuing Fixed Rate Loans hereunder or to reduce the amount of any payment of principal or interest receivable by the Bank theron, then the Borrower will pay to the Bank on demand such additional amounts as the Bank may determine to be required to compensate the Bank for such additional costs or reduction. Any additional payment under this section will be computed from the effective date at which such additional costs have to be borne by the Bank. A certificate as to any additional amounts payable pursuant to this Section 4 setting forth the basis and a method of determining such amounts shall be conclusive, absent manifest error, as to the determination by the Bank set forth therein if made reasonably and in good faith. The Borrower shall pay any amounts so certified to it by the Bank within 10 days of receipt of any such certificate.

        5.  Alternate Rate of Interest. In the event, and on each occasion, that
            --------------------------
on the day two Business Days prior to the commencement of any Interest Period for a LIBOR Loan, the Bank shall have determined (a) that dollar deposits in the amount of the requested principal amount of such LIBOR Loan are not generally available in the London interbank market, (b) that the rate at which such dollar deposits are being offered will not adequately and fairly reflect the cost to the Bank of making or maintaining such LIBOR Loan during such Interest Period, or (c) that reasonable means do not exist for ascertaining LIBOR, the Bank shall, soon as practicable thereafter, give written or telex notice of such determination to the Borrower. In the event of a ny such determination, until the circumstances giving rise to such notice no longer exist, no LIBOR Loans will be made hereunder. Each determination by the Bank hereunder shall be conclusive absent manifest error.

        6.  Change in Legality.
            -------------------

            (a) Notwitstanding anything to the contrary herein contained, if any change in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration or interpretation thereof shall make it unlawful for the Bank to make or maintain any LIBOR Loan, then, by written notice to the Borrower, the Bank may:

                 (i) declare that LIBOR Loans will not thereafter be made by the Bank hereunder, whereupon the Borrower shall be prohibited from requesting LIBOR Loans from the Bank hereunder unless such declaration is subsequently withdrawn; and

                        (ii) require that all outstanding LIBOR Loans made by it be converted to Prime Loans, in which event (x) all such LIBOR Loans shall be automatically converted to Prime Loans as of the effective date of such notice as provided in paragraph (b) below and (y) all payments and prepayments of principal which would otherwise have been applied to repay the converted LIBOR Loans shall instead by applied to repay the Prime Plans resulting from the conversion of such LIBOR Loans.

                (b) For purposes of this Section 6, a notice to the Borrower by the Bank pursuant to paragraph (a) above shall be effective, if lawful, on the last day of the then current Interest Period; in all other cases, such notice shall be effective on the day of receipt by the Borrower.

        7. Warranties and Representations. The Borrower represents and warrants
           ------------------------------
that: a) it is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and is qualified to do business and is in good standing under the laws of every state where its failure to so qualify would have a material and adverse effect on the business, operations, property or other condition of the Borrower; b) the execution, issuance and delivery of this Note by the Borrower are within its corporate powers and have been duly authorized, and the Note is valid, binding and enforceable in accordance with its terms, and is not in violation of law or of the terms of the Borrower's Certificate of Incorporation or By-Laws and does not result in the breach of or constitute a default under any indenture, agreement or undertaking to which the Borrower is a party or by which it or its property may be bound or affected; c) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Note, except those as have been obtained; d) the financial statements of the Borrower heretofore furnished to the Bank are complete and correct and fairly represent the financial condition or the Borrower and its subsidiaries as at the dates thereof and for the periods covered thereby, which financial condition has not materially, adversely, changed since the date of the most recently dated balance sheet heretofore furnished to the Bank; e) no Event of Default (as hereinafter defined) has occurred and no event has occurred which with the giving of notice or the lapse of time or both would constitute an Event of Default; f) the Borrower shall not use any part of the proceeds of any Loan to purchase or carry any margin stock within the meaning of the Regulation U of the Board of Governors of the Federal Reserve System or to extend credit to others for the purpose of purchasing or carrying any margin stock; g) there is no pending or, to the knowledge of the Borrower, threatened action or proceeding affecting the Borrower before any court, governmental agency or arbitrator which, if determined adversely to the Borrower would have a materially adverse effect on the financial condition or operations of the Borrower except as described in the financial statements of the Borrower heretofore furnished to the Bank; and h) on the occasion of the granting of each Loan all representations and warranties contained herein shall be true and correct and with the same force and effect as though such representations and warranties had been made on and as of the date of the making of each such Loan.

        8. Events of Default. Upon the occurrence of any of the following
           -----------------
specified events of default (each an "Event of Default"): a) default in making any payment of principal, interest, or any other sum payable under this Note when due; or b) default by the Borrower in the due payment of any other indebtedness for borrowed money or default in the observance or performance of any covenant or condition contained in any agreement or instrument evidencing, securing, or relating to any such indebtedness, which causes or permits to acceleration of the maturity thereof; or c) any representation or warranty made by the Borrower herein or in any certificate furnished by the Borrower in connection with the Loans evidenced hereby or pursuant to the provisions hereof, proves untrue in any material respect; or d) the Borrower becomes insolvent or bankrupt, is generally not paying its debts as they become due, or makes an assignment for the benefit of creditors, or a trustee or receiver is appointed for the Borrower or for the greater part of the properties of the Borrower with the consent of the Borrower, or if appointed without the consent of the Borrower, such trustee or receiver is not discharged within 30 days, or bankruptcy, reorganization,a liquidation or similar proceedings are instituted by or against the Borrower under the laws of any jurisdiction, and if instituted against the Borrower are consented to by it or remain undismissed for 30 days, or a writ or warrant of attachment or similar process shall be issued against a substantial part of the property of the Borrower and shall not be released or bonded within 30 days after levy; or e) the Bank shall have determined, in its sole discretion, that one or more conditions exist or events have occurred which have resulted, or may result, in a material adverse change in the business, properties or financial condition of the Borrower; then, in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Bank may declare the principal and the accrued interest in respect of all Loans under this Note to be, whereupon the Note shall become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrower.

        9. Collateral Security. As collateral security for the payment of this Note and of all other notes and/or obligations or Liabilities (as hereinafter defined) of the Borrower, now of hereafter owned or held by the Bank, the Borrower grants the Bank a security interest in, pledges and assigns to the Bank all monies and/or other property now or hereafter held by the Bank (and/or any entity, controlling, controlled by or under common control with the Bank, each such entity referred to herein as an "Affiliate") on deposit, in safekeeping, or otherwise, for the account of or to the credit of or belonging to the Borrower or in which the Borrower shall have any interest, all of which is hereinafter termed the collateral security. At any time, without demand or notice, the Bank may set off all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Bank or any Affiliate, or in transit to any of them, or any part thereof and apply the same to any of the Liabilities even though unmatured and regardless of the adequacy of any other collateral securing the Liabilities. ANY AND ALL RIGHTS TO REQUIRE THE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LIABILITIES, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER OR ANY GUARANTOR OR OTHER PARTY OBLIGATED ON THIS NOTE, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. The Bank at any time, before or after an Event or Default (as hereinafter defined), may but shall not be obligated to, transfer into or out of its own name or that of its nominee all or any of the collateral security, including stocks, bonds, and other securities, and the Bank or its nominee may demand, sue for, collect, receive and hold as like collateral security any or all interest, dividends and income thereon and if the securities are held in the name of the Bank or its nominee, the Bank may, after an Event of Default, exercise all voting and other rights pertaining thereto as if the Bank were the absolute owner thereof, but the Bank shall not be obligated to demand payment of, protest, or take any steps necessary to preserve any rights in the collateral against prior parties, or to take any action whatsoever in regard to the collateral security or any part thereof, all of which the Borrower assumes and agrees to do. Without limiting the generality of the foregoing, the Bank shall not be obligated to take any action in connection with any conversion, call, redemption, retirement or any other event relating to any of the collateral security, unless the Borrower gives written notice to the Bank that such action shall be taken not more than thirty (30) days prior to the time such action may first be taken and not less than ten (10) days prior to the expiration of the time during which such action may be taken. The term "Liabilities" shall include this Note and all other indebtedness and obligations and liabilities of any kind of the Borrower to the Bank, now or hereafter existing, arising directly between the Borrower and the Bank of acquired by assignment, conditionally or as collateral security by the Bank, absolute or contingent, joint and/or several, secure or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, direct or indirect, including, but without limiting the generality of the foregoing, indebtedness, obligations or liabilities to the Bank of the Borrower as a member of any partnership, syndicate, association or other group, and whether incurred by the Borrower as principal, surety, endorser, guarantor accommodation party or otherwise. This Note and all of the aforementioned obligations and Liabilities are also secured by (a) any and all property of the Borrower and/or any guarantor and/or any other party obligated on this Note, now or hereafter subject to a security agreement, mortgage, pledge agreement, assignment, hypothecation or other document granting the Bank or an Affiliate a security interest or other lien or encumbrance and (b) any and all collateral described in any and all credit accommodations, notes, loan agreements, and any other agreements and documents, now or hereafter existing, creating, evidencing, guaranteeing, securing or relating to any or all of the Liabilities, together with all amendments, modifications, renewals, or extensions thereof.


        10.  Definitions. As used herein:
             -----------

             (a) "Business Day" means, in respect of any city, any date on which commercial banks are open for business in that city.

             (b) "Cost of Funds" means the per annum rate of interest which the Bank is required to pay, or is offering to pay, for wholesale liabilities, adjusted for reserve requirements and such other requirements as may be imposed by federal, state or local government and regulatory agencies, as determined by the Bank.

             (c) "Fixed Rate" means LIBOR, plus the applicable margin.

             (d) "Interest Period" means that period selected by the Borrower, within the limitations of the first paragraph of this Note, during which a Fixed Rate Loan may bear interest at the applicable Fixed Rate.

        (e) "LIBOR" means, as applicable to any LIBOR Loan, the rate per annum (rounded upward, if necessary, to the nearest 1/32 of one percent) as determined on the basis of the offered rates for deposits in U.S. dollars, for a period of time comparable to such LIBOR Loan which appears on the Telerate page 3750 as of 11:00 a.m. London time on the day that is two London Business Days preceding the first day of such LIBOR Loan; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, the LIBOR rate shall be the rate (rounded upwards as described above, if necessary) for deposits in dollars for a period substantially equal to the interest period on the Reuters Page "LIBO" (or such other page as may replace the LIBO Page on that service for the purpose of displaying such rates), as of 11:00 a.m. (London Time), on the day that is two
(2) London Business Days prior to the beginning of such interest period.

        If both the Telerate and Reuters system are unavailable, then the rate for that date will be determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to such LIBOR Advance which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two (2) London Business Days preceding the first day of such LIBOR Loan as selected by the Calculation Agent. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to such LIBOR Loan offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that its two London Business Days preceding the first day of such LIBOR Loan. In the event that Bank is unable to obtain any such quotation as provided above, it will be deemed that LIBOR pursuant to a LIBOR Loan cannot be determined.

        In the event that the Board of Governors of the Federal Reserve System shall impose a Reserve Percentage with respect to LIBOR deposits of the Bank then for any period during which such Reserve Percentage shall apply, LIBOR shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage.

        (f) "Prime Rate" means the variable per annum rate of interest so designated from time to time by the Bank as its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer.

        11.     Miscellaneous.
                -------------

                (a) The Borrower agrees to pay on demand all of the Bank's costs and expenses, including reasonable counsel fees, in connection with collection of any sums due to the Bank and enforcement of its rights under this Note.

                (b) No modification or waiver of any provision of this Note shall be effective unless such modification or waiver shall be in writing and signed by a duly authorized officer of the Bank, and the same shall then be effective only for the period and on the conditions and for the specific instances specified in such writing. No failure or delay by the Bank in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any rights, power or privilege.

                (c) The Borrower hereby waives presentment, demand for payment, notice of protest, notice of dishonor, and any and all other notices or demands except as otherwise expressly provided for herein.

                (d) This Note shall be construed in accordance with and governed by the laws of the State of New Jersey and the Borrower consents to the jurisdiction of the courts of New Jersey in any action brought to enforce any rights of the Bank under this Note.

                (e) The Bank may at any time pledge all or any portion of its rights under this Note and the loan documents executed in connection therewith (the "Loan Documents") to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release the Bank from its obligations under any of such loan documents.

                (f) All agreements between the Borrower (and each guarantor and each other party obligated for payment on this Note) and the Bank are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Bank for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the Borrower and the Bank in the execution, delivery and acceptance of this Note to contract in strict compliance with the laws of the State of New Jersey from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever the Bank should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between each and every Obligor and the Bank.

        (g) THE BORROWER AND THE BANK MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY, AND THE BORROWER WAIVES THE RIGHT TO INTERPOSE ANY SET-OFF OR COUNTERCLAIM, IN ANY LITIGATION IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE
OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS NOTE AND EXTEND CREDIT TO THE BORROWER.

        (h) Upon receipt of an affidavit of an officer of the Bank as to the loss, theft, destruction or mutilation of this Note or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon surrender and cancellation of such Note or other security document, the Borrower will issue, in lieu thereof, a replacement Note or other security document in the same principal amount thereof and otherwise of like tenor.

        (i) The Bank shall have the unrestricted right at any time and from time to time, and without the consent of or notice to the Borrower or any other party obligated on this Note, to grant to one or more banks or other financial institutions (each, a "Participant") participating interests in the Bank's obligation to lend hereunder and/or any or all of the Credits held by the Bank hereunder. In the event of any such grant by the Bank of a participating interest to a Participant, whether or not upon notice to the Borrower, the Bank shall remain responsible for the performance of its obligations hereunder and the Borrower shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations hereunder. The Bank may furnish any information concerning the Borrower in its possession from time to time to prospective assignees and Participants, provided that the Bank shall require any such prospective assignee or Participant to agree in writing to maintain the confidentiality of such information.

        (j) All obligations of each Borrower under this Promissory Note shall be on a joint and several basis.

        (k) This Note shall replace and supersede the Promissory Note made by Triarco Industries, Inc. to the order of the Bank dated as of June 30, 1997 (the "Other Note"); provided, however, that the execution and delivery of this Note shall not in any circumstance be deemed to have terminated, extinguished or discharged any indebtedness under such Other Note, all of which indebtedness shall continue under and be governed by this Note (and in connection therewith Leica Sordik, Inc. shall be obligated with respect to such indebtedness as if it were originally a signatory to such Other Note) and the documents, instruments and agreements executed pursuant hereto or in connection herewith. This Note is a replacement, consolidation, amendment and restatement of the Other Note and IS NOT A NOVATION.


                                        TRIARCO INDUSTRIES, INC.


                                        By:  /s/ Rodger R. Rohde, Sr.
                                           -------------------------------------
                                        Name:
                                        Title:


                                        LEICA SORDIK, INC.


                                        By:  /s/ Rodger R. Rohde, Sr.
                                           -------------------------------------
                                        Name:
                                        Title:

                          LOAN AND REPAYMENT SCHEDULE

                   PROMISSORY NOTE DATED AS OF JUNE 30, 1998

                         TRIARCO INDUSTRIES, INC. and
                              LEICA SORDIK, INC.

                      to FLEET BANK, NATIONAL ASSOCIATION


                               Last Day
                               of          Amount of    Unpaid
        Amount     Rate of     Interest    Principal    Principal    Notation
Date    of Loan    Interest    Period      Repayment    Balance      Made By
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